SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT, dated as of November 30, 1995 is entered into by and between AMERICAN LIFE GROUP, INC., a Delaware corporation (the "Company"), and CONSECO CAPITAL PARTNERS II, L.P., a Delaware limited partnership (the "Purchaser").

         In consideration of the mutual promises and consideration hereinafter set forth, it is agreed as follows:

I.       THE PURCHASE OF SECURITIES

         1.1 Purchase of Securities. The Purchaser agrees to subscribe for and purchase from the Company, and the Company agrees to issue and sell to the Purchaser, 2,142,857 shares of its common stock, $1.00 par value (the "Common Stock"), for an aggregate purchase price of $30,000,000.

         The shares of Common Stock to be sold hereunder are hereinafter referred to as the "Securities."

         1.2 Closing. The closing of the purchase and sale of the Securities (the "Closing") shall take place at such date (the "Closing Date"), time and place as shall be mutually agreed to by the parties hereto. On the Closing Date, the Company will deliver to the Purchaser a certificate for the Securities sold by the Company, against delivery by the Purchaser of the purchase price therefor by wire transfer of funds into the account specified by the Company.

II.      REPRESENTATIONS AND WARRANTIES OF PURCHASER

         The Purchaser makes the following representations and warranties to the Company, each and all of which shall survive the execution and delivery of this Agreement and the Closing:

         2.1 Organization. The Purchaser is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full power and authority to enter into this Agreement and to perform its obligations hereunder.

         2.2 Due Execution, Delivery and Performance of the Agreement. The execution, delivery, and performance of this Agreement (i) have been duly authorized by all requisite action by the Purchaser, and (ii) will not violate the Agreement of Limited Partnership or any provision of any indenture, mortgage, agreement, contract, or other instrument to which the Purchaser is a party or by which it or any of its properties or assets are bound, or be in conflict with, result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract, or other instrument. This Agreement is a legal, valid, and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

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         2.3  Investment   Representation.   The  Purchaser  is  purchasing  the
Securities for its own account, for investment purposes and not with a view to the distribution thereof. The Purchaser agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of the Securities), except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and any applicable state securities laws.


III.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company makes the following representations and warranties to the Purchaser, each and all of which shall survive the execution and delivery of this Agreement and the Closing:

         3.1 Authorized and Outstanding Shares of Capital Stock. After giving effect to the Closing, the authorized capital stock of the Company consists of 35,000,000 shares of Common Stock, $1.00 par value, of which 13,442,075 shares are issued and outstanding, and 5,000,000 shares of Preferred Stock, $1.00 par value, of which 126,000 shares of 1988 Series II Preferred Stock, 17,640 shares of 1988 Series II Preferred Stock and 64,410 shares of 1994 Series Preferred Stock are issued and outstanding.

         3.2 Authorization and Issuance of Securities. The issuance of the Securities has been duly authorized and, upon delivery to the Purchaser of certificates therefor against payment in accordance with the terms hereof, the Securities will have been validly issued and fully paid and non-assessable, free and clear of all pledges, liens, encumbrances and pre-emptive rights.

         3.3 Securities Laws. In reliance on the investment representations and agreements contained in Section 2.3 hereof, the offer, issuance, sale and delivery of the Securities, as provided in this Agreement, are exempt from the registration requirements of the Act and all applicable state securities laws.

         3.4 Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

         3.5 Due Execution, Delivery and Performance of the Agreement. The execution, delivery, and performance of this Agreement (i) have been duly authorized by all requisite corporate action by the Company, and (ii) will not violate the Certificate of Incorporation or Bylaws of the Company or any provision of any indenture, mortgage, agreement, contract, or other instrument to which it is a party or by which it or any of its properties or assets are bound, or be in conflict with, result in a breach of or constitute

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(upon  notice  or lapse of time or both) a  default  under  any such  indenture, mortgage, agreement, contract, or other instrument. This Agreement is a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms.

IV.      STOCKHOLDERS' AGREEMENT; LEGENDS

         4.1 Stockholders' Agreement. The Company and the Purchaser shall enter into an amendment to the Stockholders' Agreement dated September 29, 1994 to provide that the Securities are subject to such Agreement.

         4.2 Legends. Each certificate representing the Securities shall bear legends substantially in the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED NOVEMBER 30, 1995 BY AND BETWEEN CONSECO CAPITAL PARTNERS II, L.P. AND AMERICAN LIFE GROUP, INC., AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY HAVE BEEN SO REGISTERED OR AMERICAN LIFE GROUP, INC. HAS BEEN FURNISHED EVIDENCE SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED."

         "THE SHARES ARE ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED IN A STOCKHOLDERS' AGREEMENT, AS AMENDED, TO WHICH AMERICAN LIFE GROUP, INC. AND THE REGISTERED HOLDER ARE PARTIES, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF AMERICAN LIFE GROUP, INC."

V.       INDEMNIFICATION

         5.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Purchaser from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Purchaser in any manner relating to or arising out of any untrue representation, breach of warranty or failure to perform any covenants by the Company contained herein.

         5.2 Indemnification by the Purchaser. The Purchaser agrees to indemnify and hold harmless the Company from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Company in any manner relating to or arising out of any untrue representation or breach of warranty contained herein.

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

VI.      MISCELLANEOUS

          6.1 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Company at:

                  American Life Group, Inc.
                  1100 Des Moines Building
                  Des Moines, Iowa  50309
                  Attn:  President

                  with a copy to:

                  Conseco, Inc.
                  11825 N. Pennsylvania Street
                  Carmel, Indiana  46032
                  Attn:  General Counsel

                  If to the Purchaser at:

                  Conseco Capital Partners II, L.P.
                  11825 N. Pennsylvania Street
                  Carmel, Indiana  46032
                  Attn:  General Counsel

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date personally delivered, with receipt acknowledged, or upon receipt if delivered by registered or certified mail.

          6.2 Binding Effect; Benefits. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

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

          6.3 Waiver. Any party hereto may by written notice to the other (a) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (b) waive compliance with any of the conditions or covenants of the other contained in this Agreement; and (c) waive or modify performance of any of the obligations of the other under this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          6.4 Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Company and the Purchaser.

          6.5 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Purchaser without the prior written consent of the other party.

          6.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles thereof regarding conflict of laws.

          6.7 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          6.8 Severability. In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Agreement shall not be in any way impaired.

          6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.



G:\LEGAL\AGREEMNT\SECPUR\ALGI.DOC
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

         IN WITNESS WHEREOF, each of the Company and the Purchaser has executed this Agreement as of the day and year first above written.



                                       AMERICAN LIFE GROUP, INC.



                                       By:/S/ROLLIN M. DICK
                                          ------------------------------
                                          Rollin M. Dick,
                                           Executive Vice President



                                       CONSECO CAPITAL PARTNERS II, L.P.
                                       By:Conseco Partnership Management, Inc.,
                                        its General Partner



                                        By:/S/LAWRENCE W. INLOW
                                           ------------------------------
                                           Lawrence W. Inlow,
                                             Executive Vice President


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